Supplement dated December 21, 2023 to the
Prospectus for your Variable Annuity
Issued by

EVERLAKE LIFE INSURANCE COMPANY

This Supplement contains information about changes to certain Morgan Stanley Variable Insurance Fund, Inc. Portfolios available in your annuity contract (“Contract”) issued by Everlake Life Insurance Company. Your Contract may not offer all of the Variable Sub-Accounts described below. Please check your annuity prospectus to determine which of the following changes affect the Contract that you own.
Effective immediately, the Current Expenses listed in the table in "Appendix A: Portfolio Companies Available Under the Contract" for the following Portfolios are restated as shown below.

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1-Year	5-Year	10-Year
Equity	Morgan Stanley VIF U.S. Real Estate Portfolio - Class I♦, ‡ Morgan Stanley Investment Management Inc.	0.80%	-27.05%	-1.43%	3.32%
Equity	Morgan Stanley VIF U.S. Real Estate Portfolio - Class II♦, ‡ Morgan Stanley Investment Management Inc.	1.05%	-27.22%	-1.68%	3.06%
♦ This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

‡ Please see additional information below regarding certain portfolios.
Morgan Stanley VIF U.S. Real Estate Portfolio - Class I
Closed for all new investments except those made by existing contract owners.
Morgan Stanley VIF U.S. Real Estate Portfolio - Class II
Closed for all new investments except those made by existing contract owners.

If you have any questions, please contact your financial professional or call us at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference. No other action is required of you.

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